Exhibit 10.8

EXECUTION VERSION

Five 9, Inc.

Amended and Restated

2004 Equity Incentive Plan

1. Purpose. The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company’s future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

2. Shares Subject to the Plan.

2.1 Number of Shares Available. Subject to Sections 2.2 and 18, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 27,566,7761 Shares. Subject to Sections 2.2 and 18, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued.

2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee.

3. Eligibility. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company, or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, however, such grantees are persons described in Rule 701(c) promulgated under the Securities Act; and provided further, however, such consultants and advisors are natural persons who render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

[1]	Total number of Shares reserved for grant and issuance pursuant to the Plan was increased to 33,102,615 as of March 30, 2011, increased to 39,763,404 as of April 27, 2012, increased to 44,210,905 as of April 24, 2013; and increased to 47,531,331 as of November 22, 2013.

4. Administration.

4.1 Committee Authority. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

(a)	construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b)	prescribe, amend and rescind rules and regulations relating to the Plan;

(c)	select persons to receive Awards;

(d)	determine the form and terms of Awards;

(e)	determine the number of Shares or other consideration subject to Awards;

(f)	determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

(g)	Subject to Section 16.1, grant waivers of Plan or Award conditions;

(h)	determine the vesting, exercisability and payment of Awards;

(i)	correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j)	determine whether an Award has been earned; and

(k)	make all other determinations necessary or advisable for the administration of the Plan.

4.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under the Plan to Participants who are not Insiders of the Company.

4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a Committee consisting of not less than two (2) persons (who are members of the Board), each of whom is a Disinterested Person.

5. Options. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NSO (“Stock Option Agreement”), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted; provided that (i) the Exercise Price of an Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of an ISO granted to a Ten Percent Stockholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the “Exercise Agreement”) in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with appropriate payment of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

(a)	If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant’s ISOs only to the extent that such ISOs would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement). Except as provided in Section 5.6(b) below, any ISO that remains exercisable after three (3) months after the Termination Date shall be deemed an NSO. No Option may be exercised later than the expiration date of the Options.

(b)	If the Participant is Terminated because of death or Disability (or the Participant dies within three (3) months of such Termination), then Participant’s Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of Termination due to Disability other than as defined in Section 22(e)(3) of the Code, any ISO that remains exercisable after three (3) months after the Termination Date shall be deemed an NSO.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option; provided, however, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Limitations on ISOs. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate, Parent or Subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000). If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds One Hundred Thousand Dollars ($100,000), the Options for the first One Hundred Thousand Dollars ($100,000) worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of One Hundred Thousand Dollars ($100,000) that become exercisable in that calendar year shall be NSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

5.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor; provided, however, that any such action may not without the written consent of Participant, impair any of Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.10 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions (“Restricted Stock”). The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the “Purchase Price”), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement (“Restricted Stock Purchase Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant’s execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days, unless otherwise provided for by the Committee, from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee at the time of grant. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine. Restricted Stock Awards which the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock Award is made and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

7. Stock Bonuses.

7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the “Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Subject to Section 7.2 herein, a Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in Participant’s individual Award Agreement (the “Performance Stock Bonus Agreement”) that shall be in such form (which need not be the same for each Participant) as the Committee shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon such other criteria as the Committee may determine.

7.2 Code Section 162(m). A Stock Bonus that the Committee intends to qualify for the performance-based exception under Code section 162(m) shall only be awarded based upon the attainment of one or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Stock Bonus award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

7.3 Terms of Stock Bonuses. The Committee shall determine the number of Shares to be awarded to the Participant and whether such Shares shall be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee shall determine: (a) the nature, length and starting date of any period during which performance is to be measured (the “Performance Period”) for each Stock Bonus; (b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

7.4 Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment of the Purchase Price may be made in accordance with Section 8 of the Plan.

7.5 Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant shall be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the date of Termination in accordance with the Performance Stock Bonus Agreement, unless the Committee shall determine otherwise.

8. Payment For Share Purchases.

8.1 Payment. Subject to applicable laws, the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Committee (and, in the case of an ISO, shall be determined at the time of grant). In addition to any other types of consideration and methods of payment the Committee may determine, payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

(a)	by cancellation of indebtedness of the Company to the Participant;

(b)	by surrender of Shares that either (1) have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;

(c)	by waiver of compensation due or accrued to Participant for services rendered;

(d)	by tender of property;

(e)	with respect only to purchases upon exercise of an Option, and provided that a public market for the Company’s stock exists:

(1)	through a “same day sale” commitment from Participant and a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “Dealer”) whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2)	through a “margin” commitment from Participant and a Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the Dealer in a margin account as security for a loan from the Dealer in the amount of the Exercise Price, and whereby the Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(f)	with respect only to purchases upon exercise of an Option:

(1)	In the event that the Option is exercised immediately prior to the closing by the Company of a “corporate transaction” as defined in Section 18.1 below, or the closing of the initial public offering of the Company’s Common Stock pursuant to a registration statement under the Securities Act (the “Initial Public Offering”), in lieu of exercising the Option in the manner provided above, the Participant may elect to receive shares equal to the value of the Option (or the portion thereof being canceled) by surrender of the Option at the principal office of the Company together with notice of such election in which event the Company shall issue to holder a number of shares of Common Stock computed using the following formula:

X	= Y (A – B)

      A

Where	X = The number of shares of Common Stock to be issued to the Participant.

Y = The number of shares of Common Stock purchasable under the Option (at the date of such calculation).

A = The fair market value of one share of Common Stock (at the date of such calculation).

B = The Purchase Price (as adjusted to the date of such calculation).

(2)	For purposes of this Section 8.1(f), the fair market value of the Company’s Common Stock shall be the price per share which the Company receives for a single share of Common Stock in the corporate transaction, or, if the Option is exercised in connection with the Initial Public Offering, the fair market value of the Company’s Common Stock shall be equal to the mid-price of the range of prices set forth in the registration statement relating to the Initial Public Offering or, if a subsequent amendment thereto sets forth a different range of prices (other than a “pricing amendment” setting forth a single, final price) then the mid-price of the range of prices set forth in such amendment; or

(g)	by any combination of the foregoing.

9. Withholding Taxes.

9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

9.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the grant, exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”). All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

(a)	the election must be made on or prior to the applicable Tax Date;

(b)	once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;

(c)	all elections shall be subject to the consent or disapproval of the Committee;

(d)	if the Participant is an Insider and if the Company is subject to Section 16(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 16b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date), or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company’s quarterly or annual summary statement of sales or earnings; and

(e)	in the event that the Tax Date is deferred under Section 83 of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

10. Privileges of Stock Ownership. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

11. Transferability. Subject to Section 16.1, Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

12. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

13. Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

14. Escrow; Pledge of Shares. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. In connection with any pledge of the Shares, Participant shall be required to execute and deliver a written pledge agreement in such form as the Committee shall from time to time approve.

15. Exchange and Buyout of Awards. The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

16. Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

16.1 Option Compliance with the Exemption Provided by Rule 12h-1(f). Notwithstanding any other provision in the Plan or any Award Agreement, if, at the end of the Company’s most recently completed fiscal year, (a) the aggregate of the number of Option Holders (plus the number of other holders of all other outstanding compensatory stock options to purchase Shares) by whom Options (or other compensatory stock options to purchase Shares) are “held of record” (as such term is used in Section 12(g) of the Exchange Act (e.g., not including securities held by persons who received the securities pursuant to an employee compensation plan in transactions exempted from the registration requirements of Section 5 of the Securities Act)), equals or exceeds either (i) two thousand (2,000) persons or (ii) five hundred (500) persons who are not “accredited investors” (as such term is defined by the SEC), and (b) the Company’s “total assets” as defined by Rule 12g5-2 promulgated under the Exchange Act exceed $10 million, then the following restrictions shall apply to Option Holders during any period during which the Company does not have a class of its securities registered under Section 12 of the Exchange Act and is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act (i.e., when the Company is “relying on the exemption provided by Rule 12h-1(f)”): (A) the Options and, prior to exercise, the Shares to be issued upon exercise of the Options may not be transferred until the Company is no longer relying on the exemption provided by Rule 12h-1(f), except: (1) to a “family member” of the Option Holder (as defined in Rule 701(c)(3) promulgated under the Securities Act) through gifts or domestic relations orders, (2) to a guardian upon the disability of the Option Holder, or (3) to an executor upon the death of the Option Holder (collectively, the “Permitted Option Transferees”); provided, however, that the following transfers are permitted: (x) transfers by the Option Holder to the Company, and (y) transfers in connection with a change of control or other acquisition transaction involving the Company, if after such transaction the Options no longer remain outstanding and the Company is no longer relying on the exemption provided by Rule 12h-1(f); and provided further, that any Permitted Option Transferees may not further transfer the Options; (B) except as otherwise provided in (A) above, the Options and Shares to be issued upon exercise of the Options are restricted as to any pledge, hypothecation, or other transfer, including any short position, any “put equivalent position” as defined by Rule 16a-1(h) promulgated under the Exchange Act, or any “call equivalent position” as defined by Rule 16a-1(b) promulgated under the Exchange Act by the Option Holder prior to exercise of an Option until the Company is no longer relying on the exemption provided by Rule 12h-1(f); and (C) at any time that the Company is relying on the exemption provided by Rule 12h-1(f), the Company shall deliver to Option Holders (whether by physical or electronic delivery or by written notice of the availability of the information on an internet site (and of any password needed to access the information if the internet site is password-protected)) the information required by Rules 701(e)(3), (4), and (5) promulgated under the Securities Act, every six (6) months, including financial statements that are not more than one hundred eighty (180) days old; provided, however, that the Company may condition the delivery of such information upon the Option Holder’s agreement to maintain the confidentiality of such information.

17. No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant’s employment or other relationship at any time, with or without cause.

18. Corporate Transactions.

18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company, any or all outstanding Awards may be assumed or replaced by the successor corporation (if any), which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

In the event such successor corporation (if any) refuses to assume or replace any outstanding Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards (whether or not vested and/or exercisable, but after giving effect to any accelerated vesting required in the circumstances pursuant to the following provisions of this Section 18.1) shall terminate upon the occurrence of such transaction, provided that the holder of such Award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding and vested Options in accordance with their terms before the termination of the Awards (except that in no case shall more than ten days’ notice of the impending termination be required). With respect to any Award granted to any person who was employed with or providing services to the Company or any Parent, Subsidiary or Affiliate of the Company at any time on or before February 23, 2010, to the extent such Award is then outstanding and unvested, such Award shall automatically become fully vested and, in the case of Options, exercisable upon (or, as may be necessary to effectuate the purposes of this acceleration, immediately prior to) such a transaction (with the holder of such Award receiving notice and opportunity to exercise such vested Options as provided in the preceding sentence). With respect to any Award granted to any person who commences employment with or providing services to the Company or any Parent, Subsidiary or Affiliate of the Company at any time after February 23, 2010, such Award shall not automatically become vested in connection with such a transaction, provided that the Board may, in its sole discretion, provide in the applicable Award Agreement or by an amendment thereto for the accelerated vesting of one or more such Awards to the extent such Awards are outstanding upon such a transaction or such other events or circumstances as the Board may provide. Notwithstanding the foregoing provisions, if an Award recipient is a party to an employment or other agreement with the Company or one of its Affiliates that contains express provisions regarding the acceleration of vesting of equity awards (in connection with a termination of employment, change in control of the Company or otherwise) and would provide greater benefits to such recipient in the circumstances than those provided in this Section 18.1, the provisions of such employment or other agreement shall control as to Awards held by such recipient.

18.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (a) granting an Award under the Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan. Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19. Adoption and Stockholder Approval. The Plan became effective on the date that it was originally adopted by the Board (the “Effective Date”). The Plan was originally approved by the stockholders of the Company, consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Board may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial stockholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Award shall be cancelled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to stockholder approval.

20. Term of Plan/Governing Law. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of stockholder approval of the Plan. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware.

21. Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder. Any amendment, suspension or termination of the Plan shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Participant and the Company, which agreement must be in writing and signed by the Participant and the Company.

22. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23. Definitions. As used in the Plan, the following terms shall have the following meanings:

“Affiliate” means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where “control” (including the terms “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

“Award” means any award under the Plan, including any Option, Restricted Stock or Stock Bonus.

“Award Agreement” means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

“Company” means Five 9, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

“Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an employee, director or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

“Disability” means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

“Disinterested Person” means a director who has not, during the period that person is a member of the Committee and for one (1) year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)	if such Common Stock is then quoted on the Nasdaq National Market, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

(b)	if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

(c)	if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

(d)	if none of the foregoing is applicable, by the Board in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5.

“Option Holder” means a Participant to whom one or more Options is granted under the Plan or, if applicable, such other person who holds one or more outstanding Options.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who receives an Award under the Plan.

“Plan” means this Five 9, Inc. 2004 Equity Incentive Plan, as amended from time to time.

“Restricted Stock Award” means an award of Shares pursuant to Section 6.

“Rule 12h-1(f)” means Rule 12h-1(f) promulgated under the Exchange Act.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

“Stock Bonus” means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or adviser, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the

Committee; provided, however, that such leave is for a period of not more than three months, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

24. Execution. To record the adoption of the Plan by the Board and the amendment and restatement of the Plan as set forth herein, the Company has caused its authorized officer to execute the same as of June 4, 2012.

Five 9, Inc.

/s/ Michael Burkland
Michael Burkland
President and Chief Executive Officer

THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAW.

FIVE9, INC

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

I. NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:	[ ]
[ ]

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	2004-[xxx]

Date of Grant	[ ]

Vesting Commencement Date	[ ]

Exercise Price per Share	$ [ ]

Total Number of Shares Granted	[ ]

Total Exercise Price	$ [ ]

Type of Option:	[ ] Incentive Stock Option

[ ] Non-Qualified Stock Option

Term/Expiration Date:	[Ten Years from Date of Grant]

1. Vesting Schedule:

Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Provided Optionee continues to be an employee or consultant of the Company or any Subsidiary or Parent throughout the specified period, as applicable, the Option shall become exercisable as to portions of the Shares as follows: (i) 25% of the Shares subject to this Option shall vest 12 months after the Vesting Commencement Date; and thereafter (ii) 1/48th of the Shares subject to this Option shall vest on the day of each calendar month corresponding to the Vesting Commencement Date, so that one hundred percent (100%) of the Shares subject to the Option shall have vested as of the fourth anniversary of the Vesting Commencement Date. If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

[or]

Provided Optionee continues to be an employee or consultant of the Company or any Subsidiary or Parent throughout the specified period, as applicable, the Option shall become exercisable as to portions of the Shares as follows: 1/48th of the Shares subject to this Option shall vest on the day of each calendar month corresponding to the Vesting Commencement Date, so that one hundred percent (100%) of the Shares subject to the Option shall have vested as of the fourth anniversary of the Vesting Commencement Date. If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

2. Termination Period:

This Option, to the extent vested, may be exercised for 90 days after termination of the Optionee’s employment or consulting relationship, or such longer period as may be applicable upon death or disability of Optionee as provided in the Agreement. In the event of the Optionee’s change in status from Employee to Consultant or Consultant to Employee, this Option Agreement shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, Optionee’s Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following such change in status. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II. AGREEMENT

1. Grant of Option. Five9, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2004 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Non-Qualified Stock Option.

2. Exercise of Option.

2.1 Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee’s Continuous Status as an Employee, Director or Consultant, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 18 of the Plan relating to the exercisability or termination of the Option in the event of a “corporate transaction.”

2.2 Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

2.3 Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, or any other form of consideration authorized in writing by the Administrator; provided, however, that such exercise method does not then violate an Applicable Law:

3.1 cash;

3.2 check; or

3.3 commencing at such time as the Company’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, and the shares for which this Option is exercisable are eligible for public resale under Rule 701 or are registered under a Form S-8 registration statement (or any applicable successor form thereto), and the Company’s stock is publicly traded on a national exchange or the Nasdaq Stock Market, by delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price (i.e., a “net cashless exercise”).

4. Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

4.1 Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

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4.2 Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 4 to the Company;

4.3 Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

4.4 Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

4.5 Optionee understands that the Shares subject to this Option are subject to a right of first refusal in favor of the Company and certain of its preferred stockholders with respect to any permitted transfers of such Shares;

4.6 Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

4.7 Optionee understands that the certificate representing the Shares will bear a legend (a) prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required and (b) reflecting that the Shares are subject to a right of first refusal in favor of the Company and certain of its preferred stockholders.

4.8 Optionee understands that, even if this Option qualifies as an Incentive Stock Option and there is no regular federal income tax liability or State income tax liability to the Optionee upon the exercise of the Option, the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

5. Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

6. Termination of Relationship. In the event the Optionee’s Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. Except as provided in Sections 7 and 8, below, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

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7. Disability of Optionee. In the event the Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

9. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent permitted by applicable law and acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. In no event shall the term of this Option exceed ten years.

11. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal and State tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

11.1 Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability or State income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

11.2 Exercise of Incentive Stock Option Following Disability. If the Optionee’s Continuous Status as an Employee (as applicable) terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within 90 days of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

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11.3 Exercise of Non-Qualified Stock Option. There may be a regular federal income tax liability and State income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

11.4 Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and State income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal and State income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

12. Standoff Agreement. In connection with the first two (2) registrations of the Company’s securities, Optionee agrees, upon the request of the Company and the underwriters managing such underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company and such underwriters, as the case may be, for such period of time, not to exceed thirty (30) days before and one hundred eighty (180) days, after the effective date of such registration as the underwriters may specify. The Company and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriter. The Company may also impose stop-transfer instruction with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

13. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the state of Delaware except for that body of law pertaining to conflict of laws.

14. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

15. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

FIVE9, INC.,
a Delaware corporation

By:
Its:

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OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	Signed:
Optionee

Residence Address:

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EXHIBIT A

FIVE9, INC.

2004 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

FIVE9, INC.

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20     , the undersigned,                      (“Purchaser”), hereby elects to purchase                      (                ) shares (the “Shares”) of the Common Stock of FIVE9, INC., a Delaware corporation (the “Company”), under and pursuant to the 2004 Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price per share for the Shares shall be                      ($        ) for an aggregate purchase price of $        , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.              Cash

b.              Check

c.              Same day exercise and sale [If Public]

3. [If Public] Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                      (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

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4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Purchaser’s Right to Transfer Shares.

(a) Right of First Refusal. Before any Shares may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”) by Purchaser or any permitted transferee holding such Shares (each, a “Holder”), the Company shall have a right of first refusal to purchase all or any portion of the Shares proposed to be Transferred on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”). If the Company declines to exercise the Right of First Refusal with respect to any of the Shares prior to the expiration of the Company Election Period (as defined in Section 6(c)), each then-current holder of at least 10% of the Company’s outstanding shares of preferred stock (each, a “Stockholder”) shall have the right to exercise the Right of First Refusal with respect to such Shares that are not repurchased by the Company on a pro rata basis (as determined based upon the number of shares of preferred stock owned by each such Stockholder relative to the aggregate number of shares of preferred stock owned by all Stockholders); provided that if fewer than all Stockholders elect to participate, the Shares that would otherwise be allocated to non-participating Stockholders shall be allocated to each participating Stockholder so that each participating Stockholder is entitled to purchase at least such Stockholder’s pro rata portion of such unallocated Shares (as determined based upon the number of shares of preferred stock owned by all participating Stockholders).

(b) Notice of Proposed Transfer. In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company and the Stockholders.

(c) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice (such 30-day period, the “Company Election Period”), the Company may elect in writing to purchase all or any portion of the Shares proposed to be Transferred to the Proposed Transferee(s). If the Company does not exercise the Right of First Refusal (or exercises the Right of First Refusal with respect to less than all of the Shares), the Company shall notify the Holder and the Stockholders and the Stockholders shall have twenty (20) days following the end of the Company Election Period to exercise the Right of First Refusal with respect to such remaining Shares (such 20-day period, the “Stockholder Election Period”). The purchase price shall be determined in accordance with Section 6(d) hereof.

(d) Purchase Price. The purchase price (“Repurchase Price”) for the Shares repurchased under this Section 6 shall be the Offered Price, and the Company and the Stockholders, as

9

applicable, shall pay such Repurchase Price in cash or cancellation of indebtedness as set forth in Section 6(e) below. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

(e) Payment. Payment of the Repurchase Price shall be made, at the option of the Company or the Stockholders, as applicable, in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by any Stockholder, to such Stockholder), or by any combination thereof within fifteen (15) days after the expiration of the Company Election Period or Stockholder Election Period, as applicable, or in the manner and at the times mutually agreed to by the Company (or the Stockholders) and the Holder.

(f) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be Transferred are not purchased by the Company or the Stockholders as provided in this Section 6, then the Holder may sell or otherwise Transfer such remaining Shares to the same Proposed Transferee(s) at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within ninety (90) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee(s) agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee(s) within such 90-day period, a new Notice shall be given to the Company, and the Company and the Stockholders, as applicable, shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(g) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the Transfer of any or all of the Shares during the Purchaser’s lifetime or upon the Purchaser’s death by will or intestacy to the Purchaser’s Immediate Family or a trust for the benefit of the Purchaser’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Agreement, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 6.

(h) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the consummation of the Company’s initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Act.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

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8. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

9. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

10. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

12. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

13. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

14. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:	Accepted by:

PURCHASER:	FIVE9, INC.

By:
(Signature)	(Signature)

(Print Name)	(Print Name and Title)

Address:	Address:

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THE SECURITY REPRESENTED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE LAW.

FIVE9, INC

2004 EQUITY INCENTIVE PLAN

STOCK OPTION AGREEMENT

I. NOTICE OF STOCK OPTION GRANT

Optionee’s Name and Address:	[ ]
[ ]

You have been granted an option to purchase shares of Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Grant Number	2004-[xxx]

Date of Grant	[ ]

Vesting Commencement Date	[ ]

Exercise Price per Share	$[ ]

Total Number of Shares Granted	[ ]

Total Exercise Price	$[ ]

Type of Option:	[ ] Incentive Stock Option

[ ] Non-Qualified Stock Option

Term/Expiration Date:	[Ten Years from Date of Grant]

1. Vesting Schedule:

Subject to other limitations set forth in this Agreement, this Option may be exercised, in whole or in part, in accordance with the following schedule:

Provided Optionee continues to be an Employee, Director or Consultant of the Company or any Subsidiary or Parent throughout the specified period, as applicable, the Option shall become exercisable as to portions of the Shares as follows: (i) Shares subject to this Option shall vest in forty-eight (48) substantially equal monthly installments and shall vest on the day of each calendar month corresponding to the Vesting Commencement Date. If application of the vesting percentage results in a fractional Share, such Share shall be rounded down to a whole Share.

2. Termination Period:

This Option, to the extent vested, may be exercised for 90 days after termination of the Optionee’s employment, director or consulting relationship, or such longer period as may be applicable upon death or disability of Optionee as provided in the Agreement. In the event of the Optionee’s change in status from Employee or Director to Consultant or Consultant to Employee or Director, this Option Agreement shall remain in effect; provided, however, that in the event of a change in status from Employee to Consultant, Optionee’s Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following such change in status. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

3. Change in Ownership:

If there is a change in ownership, all outstanding options will become 100% vested. For the purpose of the Agreement, “Change in Ownership” shall mean the occurrence of any of the following on or after the Vesting Commencement Date:

(1) An acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, or sale of more than 50% of the outstanding voting stock of the Company), or

(2) A sale of all or substantially all of the assets of the Company (collectively, a “Merger”), so long as, in either case, the Company’s stockholders of record immediately after such Merger, hold less than 50% of the voting power of the surviving entity.

II. AGREEMENT

1. Grant of Option. Five9, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s 2004 Equity Incentive Plan (the “Plan”) adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

If designated in the Notice of Stock Option Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Section 422(d) of the Code, this Option shall be treated as a Non-Qualified Stock Option.

2. Exercise of Option.

2.1 Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and with the applicable provisions of the Plan and this Option Agreement. In the event of termination of Optionee’s Continuous Status as an Employee, Director or Consultant, this Option shall be exercisable in accordance with the applicable provisions of the Plan and this Option Agreement. This Option shall be subject to the provisions of Section 18 of the Plan relating to the exercisability or termination of the Option in the event of a “corporate transaction.”

2.2 Method of Exercise. This Option shall be exercisable only by delivery of an Exercise Notice (attached as Exhibit A) which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, such other representations and agreements as to the holder’s investment intent with respect to such Shares and such other provisions as may be required by the Administrator. Such Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company accompanied by payment of the Exercise Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

No Shares will be issued pursuant to the exercise of the Option unless such issuance and such exercise shall comply with all Applicable Laws. Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

2.3 Taxes. No Shares will be issued to the Optionee or other person pursuant to the exercise of the Option until the Optionee or other person has made arrangements acceptable to the Administrator for the satisfaction of foreign, federal, state and local income and employment tax withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee, or any other form of consideration authorized in writing by the Administrator; provided, however, that such exercise method does not then violate an Applicable Law:

3.1 cash;

3.2 check; or

3.3 commencing at such time as the Company’s Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended, and the shares for which this Option is exercisable are eligible for public resale under Rule 701 or are registered under a Form S-8 registration statement (or any applicable successor form thereto), and the Company’s stock is publicly traded on a national exchange or the Nasdaq Stock Market, by delivery of a properly executed Exercise Notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the Exercise Price (i.e., a “net cashless exercise”).

4. Optionee’s Representations. By receipt of this Option, by its execution, and by its exercise in whole or in part, Optionee represents to the Company that:

4.1 Optionee acknowledges that both this Option and any Shares purchased upon its exercise are securities, the issuance by the Company of which requires compliance with federal and state securities laws;

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4.2 Optionee acknowledges that these securities are made available to Optionee only on the condition that Optionee makes the representations contained in this Section 4 to the Company;

4.3 Optionee has made a reasonable investigation of the affairs of the Company sufficient to be well informed as to the rights and the value of these securities;

4.4 Optionee understands that the securities have not been registered under the Securities Act of 1933, as amended, (the “Act”), or any applicable state law in reliance upon one or more specific exemptions contained in the Act and any applicable state law, which may include reliance on Rule 701 promulgated under the Act, if available, or which may depend upon (i) Optionee’s bona fide investment intention in acquiring these securities; (ii) Optionee’s intention to hold these securities in compliance with federal and state securities laws; (iii) Optionee having no present intention of selling or transferring any part thereof (recognizing that the Option is not transferable) in violation of applicable federal and state securities laws; and (iv) there being certain restrictions on transfer of the Shares subject to the Option;

4.5 Optionee understands that the Shares subject to this Option are subject to a right of first refusal in favor of the Company and certain of its preferred stockholders with respect to any permitted transfers of such Shares;

4.6 Optionee understands that the Shares subject to this Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act and any applicable state law, or unless an exemption from registration is available; that Rule 144, the usual exemption from registration under the Act, is only available after the satisfaction of certain holding periods and in the presence of a public market for the Shares; that there is no certainty that a public market for the Shares will exist, and that otherwise it will be necessary that the Shares be sold pursuant to another exemption from registration which may be difficult to satisfy; and

4.6 Optionee understands that the certificate representing the Shares will bear a legend (a) prohibiting their transfer in the absence of their registration or the opinion of counsel for the Company that registration is not required and (b) reflecting that the Shares are subject to a right of first refusal in favor of the Company and certain of its preferred stockholders.

4.7 Optionee understands that, even if this Option qualifies as an Incentive Stock Option and there is no regular federal income tax liability or State income tax liability to the Optionee upon the exercise of the Option, the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

5. Restrictions on Exercise. This Option, if an Incentive Stock Option, may not be exercised until such time as the Plan has been approved by the stockholders of the Company. In addition, this Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any Applicable Laws.

6. Termination of Relationship. In the event the Optionee’s Continuous Status as an Employee, Director or Consultant terminates, the Optionee may, to the extent otherwise so entitled at the date of such termination (the “Termination Date”), exercise this Option during the Termination Period set

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out in the Notice of Stock Option Grant. Except as provided in Sections 7 and 8, below, to the extent that the Optionee was not entitled to exercise this Option on the Termination Date, or if the Optionee does not exercise this Option within the Termination Period, the Option shall terminate.

7. Disability of Optionee. In the event the Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of his or her disability, the Optionee may, but only within twelve (12) months from the Termination Date (and in no event later than the Term/Expiration Date), exercise the Option to the extent otherwise entitled to exercise it on the Termination Date; provided, however, that if such disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code and the Option is an Incentive Stock Option, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the ninety-first (91st) day following the Termination Date. To the extent that the Optionee was not entitled to exercise the Option on the Termination Date, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

8. Death of Optionee. In the event of the Optionee’s death, the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

9. Transferability of Option. This Option, if an Incentive Stock Option, may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. This Option, if a Non-Qualified Stock Option, may be transferred by the Optionee only in a manner and to the extent permitted by applicable law and acceptable to the Administrator as evidenced by a writing signed by the Administrator on behalf of the Company and the Optionee consenting to such transfer, which consent may be withheld in the sole discretion of the Administrator. The terms of this Option shall be binding upon the executors, administrators, heirs and successors of the Optionee.

10. Term of Option. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement. In no event shall the term of this Option exceed ten years.

11. Tax Consequences. Set forth below is a brief summary as of the date of this Option Agreement of some of the federal and State tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

11.1 Exercise of Incentive Stock Option. If this Option qualifies as an Incentive Stock Option, there will be no regular federal income tax liability or State income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

11.2 Exercise of Incentive Stock Option Following Disability. If the Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an Incentive Stock Option within 90 days of such termination for the Incentive Stock Option to be qualified as an Incentive Stock Option.

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11.3 Exercise of Non-Qualified Stock Option. There may be a regular federal income tax liability and State income tax liability upon the exercise of a Non-Qualified Stock Option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee or a former Employee, the Company will be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

11.4 Disposition of Shares. In the case of a Non-Qualified Stock Option, if Shares are held for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and State income tax purposes. In the case of an Incentive Stock Option, if Shares transferred pursuant to the Option are held for at least one year after receipt of the Shares and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares also will be treated as long-term capital gain for federal and State income tax purposes. If Shares purchased under an Incentive Stock Option are disposed of within such one-year or two-year periods, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the Exercise Price and the lesser of (i) the Fair Market Value of the Shares on the date of exercise, or (ii) the sale price of the Shares.

12. Standoff Agreement. In connection with the first two (2) registrations of the Company’s securities, Optionee agrees, upon the request of the Company and the underwriters managing such underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company and such underwriters, as the case may be, for such period of time, not to exceed thirty (30) days before and one hundred eighty (180) days, after the effective date of such registration as the underwriters may specify. The Company and underwriters may request such additional written agreements in furtherance of such standoff in the form reasonably satisfactory to the Company and such underwriter. The Company may also impose stop-transfer instruction with respect to the shares subject to the foregoing restrictions until the end of said one hundred eighty (180) day period.

13. Entire Agreement: Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the state of Delaware except for that body of law pertaining to conflict of laws.

14. Headings. The captions used in this Option are inserted for convenience and shall not be deemed a part of this Option for construction or interpretation.

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15. Interpretation. Any dispute regarding the interpretation of this Option Agreement shall be submitted by the Optionee or by the Company forthwith to the Board or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such dispute by the Board or the Administrator shall be final and binding on all persons.

FIVE9, INC.,
a Delaware corporation

By:
Its:

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OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option Agreement subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:	Signed:
Optionee

Residence Address:

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EXHIBIT A

FIVE9, INC.

2004 EQUITY INCENTIVE PLAN

EXERCISE NOTICE

FIVE9, INC.

Attention: Secretary

1. Exercise of Option. Effective as of today,             , 20    , the undersigned,                      (“Purchaser”), hereby elects to purchase                      (                ) shares (the “Shares”) of the Common Stock of FIVE9, INC., a Delaware corporation (the “Company”), under and pursuant to the 2004 Equity Incentive Plan (the “Plan”), and the Stock Option Agreement dated                      (the “Option Agreement”). The purchase price per share for the Shares shall be                      ($        ) for an aggregate purchase price of $        , as required by the Option Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares. I hereby elect to pay the exercise price by the method marked below:

a.              Cash

b.              Check

c.              Same day exercise and sale [If Public]

3. [If Public] Broker Instructions. In the event I have elected to exercise options via the same day exercise and sale method, you are hereby authorized to instruct                      (the “Broker”) to accept the proceeds deriving from the sale of the Shares, and to take the following actions: (i) to deduct from the proceeds of the sale any Company expenses; (ii) to deduct from the proceeds any tax withholding requested by the Company and to request in writing from the Company a statement of the tax amounts to be withheld, if no request has been given by the Company; (iii) to deliver the above amounts so deducted to the Company; and (iv) to deliver the remaining proceeds to me as I shall direct the Broker.

These instructions shall be construed as authorizing the Broker and the Company to take any other actions reasonably necessary to effect the purposes hereof and the Broker and the Company may rely upon any statements and undertakings made herein by the undersigned, as if said statements and undertakings were made directly to the Broker and the Company.

I further acknowledge that I shall bear sole responsibility for any commissions and fees relating to the performance of these instructions by the Broker or the Company, and any other banking activities and will, upon demand, indemnify and defend the Broker or the Company against any amounts which may be owing in this regard.

4. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement, and agrees to abide by and be bound by their terms and conditions.

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5. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a Stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. In the event Purchaser has not sold the Shares in a same day exercise and sale, a share certificate for the number of Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan.

6. Purchaser’s Right to Transfer Shares.

(a) Right of First Refusal. Before any Shares may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”) by Purchaser or any permitted transferee holding such Shares (each, a “Holder”), the Company shall have a right of first refusal to purchase all or any portion of the Shares proposed to be Transferred on the terms and conditions set forth in this Section 6 (the “Right of First Refusal”). If the Company declines to exercise the Right of First Refusal with respect to any of the Shares prior to the expiration of the Company Election Period (as defined in Section 6(c)), each then-current holder of at least 10% of the Company’s outstanding shares of preferred stock (each, a “Stockholder”) shall have the right to exercise the Right of First Refusal with respect to such Shares that are not repurchased by the Company on a pro rata basis (as determined based upon the number of shares of preferred stock owned by each such Stockholder relative to the aggregate number of shares of preferred stock owned by all Stockholders); provided that if fewer than all Stockholders elect to participate, the Shares that would otherwise be allocated to non-participating Stockholders shall be allocated to each participating Stockholder so that each participating Stockholder is entitled to purchase at least such Stockholder’s pro rata portion of such unallocated Shares (as determined based upon the number of shares of preferred stock owned by all participating Stockholders).

(b) Notice of Proposed Transfer. In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be Transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company and the Stockholders.

(c) Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice (such 30-day period, the “Company Election Period”), the Company may elect in writing to purchase all or any portion of the Shares proposed to be Transferred to the Proposed Transferee(s). If the Company does not exercise the Right of First Refusal (or exercises the Right of First Refusal with respect to less than all of the Shares), the Company shall notify the Holder and the Stockholders and the Stockholders shall have twenty (20) days following the end of the Company Election Period to exercise the Right of First Refusal with respect to such remaining Shares (such 20-day period, the “Stockholder Election Period”). The purchase price shall be determined in accordance with Section 6(d) hereof.

(d) Purchase Price. The purchase price (“Repurchase Price”) for the Shares repurchased under this Section 6 shall be the Offered Price, and the Company and the Stockholders, as applicable, shall pay such Repurchase Price in cash or cancellation of indebtedness as set forth in Section 6(e) below. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board in good faith.

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(e) Payment. Payment of the Repurchase Price shall be made, at the option of the Company or the Stockholders, as applicable, in cash (by check or wire transfer), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by any Stockholder, to such Stockholder), or by any combination thereof within fifteen (15) days after the expiration of the Company Election Period or Stockholder Election Period, as applicable, or in the manner and at the times mutually agreed to by the Company (or the Stockholders) and the Holder.

(f) Holder’s Right to Transfer. If all of the Shares proposed in the Notice to be Transferred are not purchased by the Company or the Stockholders as provided in this Section 6, then the Holder may sell or otherwise Transfer such remaining Shares to the same Proposed Transferee(s) at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within ninety (90) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee(s) agrees in writing that the provisions of this Section 6 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee(s) within such 90-day period, a new Notice shall be given to the Company, and the Company and the Stockholders, as applicable, shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.

(g) Exception for Certain Family Transfers. Anything to the contrary contained in this Section 6 notwithstanding, the Transfer of any or all of the Shares during the Purchaser’s lifetime or upon the Purchaser’s death by will or intestacy to the Purchaser’s Immediate Family or a trust for the benefit of the Purchaser’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Agreement, and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 6.

(h) Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon the consummation of the Company’s initial public offering pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Act.

7. Tax Consultation; Payment of Taxes. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

Purchaser agrees to satisfy all applicable federal, state and local income and employment tax withholding obligations with respect to the exercise of the Option and, if applicable, the sale of the Shares and will, upon demand, indemnify and defend the Company and, if applicable, the Broker, against any amounts which may be owing in this regard. Purchaser also agrees, as partial consideration for the designation of the Option as an Incentive Stock Option, if applicable, to notify the Company in writing within thirty (30) days of any disposition of any Shares acquired by exercise of the Option if such disposition occurs within two (2) years from the Date of Grant or within one (1) year from the date the Shares were transferred to Purchaser. If the Company is required to satisfy any federal, state or local income or employment tax withholding obligations as a result of such an early disposition, Purchaser agrees to satisfy the amount of such withholding in a manner that the Administrator prescribes.

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7. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof.

8. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. This Exercise Notice shall be binding upon Purchaser and his or her heirs, executors, administrators, successors and assigns.

9. Headings. The captions used in this Agreement are inserted for convenience and shall not be deemed a part of this Agreement for construction or interpretation.

10. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Purchaser or by the Company forthwith to the Company’s Board of Directors or the Administrator that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on all persons.

11. Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

12. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

13. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

Submitted by:	Accepted by:

PURCHASER:	FIVE9, INC.

By:
(Signature)	(Signature)

(Print Name)	(Print Name and Title)

Address:	Address:

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